Exhibit 99.1

Digerati Technologies Provides Additional

Update on its Plan to List on NASDAQ via

Business Combination with Minority Equality

Opportunities Acquisition Inc.

SAN ANTONIO, TX (GlobeNewswire) – March 14, 2023 – Digerati Technologies, Inc. (OTCQB: DTGI) (“Digerati” or the “Company”), a provider of cloud services specializing in UCaaS (Unified Communications as a Service) solutions for the small to medium-sized business (“SMB”) market, is pleased to provide an additional update to its previously announced signing of a definitive business combination agreement with Minority Equality Opportunities Acquisition Inc. (NASDAQ: MEOA) (“MEOA”).

MEOA and the Company are jointly preparing MEOA’s second S-4/A registration statement regarding the business combination and MEOA’s response to comments from the Securities and Exchange Commission (the “SEC”) Staff regarding the S-4/A that was filed on February 15, 2023. The merger will not close until the SEC declares the S-4 effective. The transaction also remains subject to NASDAQ approving MEOA’s initial listing application in connection with the merger, approval of the merger by the shareholders of each of MEOA and Digerati, as well as other customary closing conditions.

Prior to the filing of the next S-4/A registration statement, Digerati and Minority Equality Opportunities Acquisition Inc. will file, respectively, its Form 10-Q for the period ended January 31, 2023 and Form 10-K for the year ended December 31, 2022.

As previously reported, the transaction results in a $105 million enterprise valuation for Digerati and has been approved by the boards of directors of both Digerati and MEOA, with an expected closing in the second quarter of CY 2023, subject to the approvals mentioned in the second paragraph of this press release.

As previously disclosed, the Business Combination Agreement was extended through April 28, 2023.

Advisors:

Maxim Group LLC is acting as financial advisor and Lucosky Brookman is acting as legal counsel to Digerati in connection with the transaction. PGP Capital Advisors, LLC and Vaughan Capital Advisors, LLC are acting as financial advisors to MEOA and Pryor Cashman LLP is acting as legal counsel for MEOA.

About Digerati Technologies, Inc.

Digerati Technologies, Inc. (OTCQB: DTGI) is a provider of cloud services specializing in UCaaS (Unified Communications as a Service) solutions for the business market. Through its operating subsidiary Verve Cloud, Inc. (f/k/a T3 Communications, Nexogy, and NextLevel Internet), the Company is meeting the global needs of small businesses seeking simple, flexible, reliable, and cost-effective communication and network solutions including, cloud PBX, cloud telephony, cloud WAN, cloud call center, cloud mobile, and the delivery of digital oxygen on its broadband network. The Company has developed a robust integration platform to fuel mergers and acquisitions in a highly fragmented market. as it delivers business solutions on its carrier-grade network and Only in the Cloud™. For more information, please visit www.digerati-inc.com and follow DTGI on LinkedIn, Twitter and Facebook.

About Minority Equality Opportunities Acquisition Inc.

Minority Equality Opportunities Acquisition Inc. is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, organized under the laws of the Delaware and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with companies that are minority owned, led or founded.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Important Information and Where to Find It

This press release is being made in respect of the proposed business combination transaction involving MEOA and Digerati. The parties intend to file a registration statement on Form S-4 (or such other form as they might determine to be applicable) with the SEC, which will include a proxy statement for MEOA and Digerati shareholders and which will also serve as a prospectus related to offers and sales of the securities of the combined entity. MEOA will also file other documents regarding the proposed transaction with the SEC. A definitive proxy statement/prospectus will also be sent to the stockholders of MEOA and Digerati, seeking required stockholder approval. Before making any voting or investment decision, investors and security holders of MEOA and Digerati are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

In addition, the documents filed with the SEC may be obtained free of charge from MEOA’s website at  https://www.meoaus.com and from Digerati’s website at https://digerati-inc.com.

Participants in the Solicitation

MEOA, Digerati and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Digerati’s stockholders in connection with the business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the business combination of Digerati’s directors and officers in MEOA’s filings with the SEC, including the Registration Statement (the S-4 referred to herein) filed with the SEC by MEOA, which includes the proxy statement of Digerati for the business combination.

Forward-Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the filing of Digerati’s Form 10-Q for the period ended January 31, 2023 and the filing of MEOA’s Form 10-K for the year ended December 31, 2022, MEOA’s and Digerati’s expectations with respect to the proposed business combination between MEOA and Digerati, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the implied valuation of Digerati, the products and services offered by Digerati and the markets in which it operates, and the projected future results of Digerati. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside MEOA’s and Digerati’s control and are difficult to predict. Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: (i) the risk that the business combination transaction between Digerati and MEOA may not be completed in a timely manner or at all, which may adversely affect the price of the securities of MEOA and Digerati, (ii) the risk that the transaction may not be completed by MEOA’s business combination deadline, even if extended by its sponsor, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Business Combination Agreement by the stockholders of MEOA and Digerati, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (v) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the business combination, (vi) the effect of the announcement or pendency of the transaction on Digerati’s business relationships, performance, and business generally, (vii) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the post-combination company to grow and manage growth profitability and retain its key employees, (viii) costs related to the business combination, (ix) the outcome of any legal proceedings that may be instituted against Digerati or MEOA following the announcement of the proposed business combination, (x) the ability to maintain the listing of MEOA’s securities on Nasdaq, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities, (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Digerati operates, (xiii) the risk that Digerati and its current and future collaborators are unable to successfully develop and commercialize the products or services of Digerati, or experience significant delays in doing so, including failure to achieve approval of its products or services by applicable federal and state regulators, (xiv) the risk that Digerati may never achieve or sustain profitability, (xv) the risk that Digerati may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, (xvi) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations, (xvii) the risk of product liability or regulatory lawsuits or proceedings relating to the products and services of Digerati, (xviii) the risk that Digerati is unable to secure or protect its intellectual property, (xix) the risk that the securities of the post-combination company will not be approved for listing on Nasdaq or if approved, maintain the listing, and (xx) other risks and uncertainties indicated in the filings that are made from time to time with the SEC by MEOA and Digerati (including those under the “Risk Factors” sections therein). The foregoing list of factors is not exhaustive. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Digerati and MEOA assume no obligation, and do not intend, to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Facebook: Digerati Technologies, Inc.

Twitter: @DIGERATI_IR

LinkedIn: Digerati Technologies, Inc.

Investors:

ClearThink

Brian Loper

bloper@clearthink.capital

(602) 785-4120

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